UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

KKR Financial Holdings LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 California Street, 50th Floor
San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

415-315-3620

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  Results of Operations and Financial Condition.

On November 7, 2007, KKR Financial Holdings LLC (the “Company”) issued an earnings release announcing its financial results for the third quarter ended September 30, 2007. A copy of the earnings release is attached as Exhibit 99.1.

Non-GAAP Financial Information

In the attached earnings release, in addition to the consolidated balance sheet and statements of operations presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”), the Company discloses certain information on an economic basis (“Economic”). The Company’s Economic basis of presenting financial information differs from GAAP presentation due to the following three items:

Joint CLOs

The Company consolidates three collateralized loan obligation (“CLO”) entities (collectively, the “Joint CLOs”) as it is the primary beneficiary of these entities as defined by FASB Interpretation No. 46R, Consolidation of Variable Interest Entities. Because these entities are securitization vehicles with no economic equity interests, subordinated noteholders receive the net income from these entities. The Company holds the majority of the subordinated notes while the KKR Strategic Capital Funds, affiliates of the Company’s manager, hold the remaining minority percentage of the subordinated notes. In accordance with GAAP, the Company consolidates the Joint CLOs on its consolidated financial statements with the minority interest in the Joint CLOs reflected as debt on the Company’s consolidated balance sheet. The net income or loss of the Joint CLOs is reflected on the Company’s consolidated statement of operations presented in accordance with GAAP through the consolidated income and expense accounts of the Joint CLOs. The net income or loss allocable to the minority interest holders of the subordinated notes is included as interest expense on the Company’s consolidated statement of operations presented in accordance with GAAP. Adjustments to the Company’s consolidated statement of operations presented under GAAP to arrive at Economic consolidated statement of operations due to the Joint CLOs do not change net income (loss), rather it reflects the Company’s proportionate share of income and expenses from the Joint CLOs based on the Company’s percentage of the subordinated notes in the Joint CLOs. Similarly, the Company’s consolidated balance sheet presented in accordance with GAAP reflects the assets and liabilities of the Joint CLOs and the unrealized gains (losses) on investments classified as available-for-sale are included in accumulated other comprehensive income, a component of shareholders’ equity. The Economic consolidated balance sheet reflects the Company’s proportionate share of the assets and liabilities of the Joint CLOs and the Company’s proportionate share of the unrealized gains (losses) from securities classified as available-for-sale in accumulated other comprehensive income.

Presentation of Joint CLOs on an Economic basis is consistent with management’s internal reporting used to evaluate its portfolio, liquidity and leverage and to measure its results against forecasted yield and other benchmark portfolio measures.

Total Rate of Return Swaps

The Company uses total rate of return swaps (“TROR”) to finance investments in corporate loans. Because the Company’s TROR transactions meet the definition of a derivative under Statement of Financial Accounting Standards (“SFAS”) No. 133, Accounting for Derivative Instruments and Hedging Activities, the Company presents TROR transactions as derivative assets or liabilities on its consolidated balance sheet in accordance with GAAP and presents the income or losses from TROR transactions in unrealized and realized gains (losses) from derivatives and foreign exchange on the Company’s consolidated statement of operations. On the Economic consolidated balance sheet, TROR transactions are presented on a gross basis with the fair value of the asset being financed included in loans in the asset section and the cost of the asset that is being financed under the TROR transaction included in debt in the liabilities section. There is no change in net assets or equity from the change in presentation of TROR transactions from a GAAP basis of presentation to an Economic basis of presentation. On the Economic consolidated statement of operations, the interest income and interest expense components of the unrealized gains or losses from TROR transactions are classified as interest income and interest expense, respectively. There is no effect on net income from the change in presentation of TROR transactions from a GAAP basis of presentation to an Economic basis of presentation.

Presentation of TROR transactions on an Economic basis is consistent with management’s internal reporting and how the Company evaluates its investment portfolio and its net investment income from its investing and financing activities.

Share-Based Compensation

Included in the Company’s non-investment expenses on its consolidated statement of operations is share-based compensation expense, or benefit, that is recognized by the Company in accordance with SFAS No. 123R, Share-Based Payment, for common share options and restricted common shares granted by the Company to its manager and to members of its Board of Directors. The Company’s Economic consolidated statement of operations excludes share-based compensation expense or benefit.

Presentation of the Company’s results of operations excluding share-based compensation expense or benefit is consistent with how the Company evaluates its periodic results for purposes of determining shareholder distributions as share-based compensation expense or benefit is a non-cash expense for the Company.

The Company presents the following non-GAAP financial measures in the attached earnings release that incorporate the adjustments described above:

•                  Economic net income (loss): This represents net income (loss) adjusted to exclude share-based compensation expense or benefit.

•                  Economic balance sheet: This is the Company’s consolidated balance sheet presented in accordance with GAAP and is adjusted to reflect the aforementioned adjustments for Joint CLOs, TROR transactions, and share-based compensation expense or benefit.

•                  Economic statement of operations: This is the Company’s statement of operations for the periods presented in accordance with GAAP that is adjusted to reflect the aforementioned adjustments for Joint CLOs, TROR transactions, and share-based compensation expense or benefit.

The Company believes that these non-GAAP financial measures provide useful information to investors by providing a basis for understanding of the Company’s financial condition and operational performance through which liquidity and periodic results for purposes of evaluating the income available for distributions to shareholders can be assessed.

The non-GAAP financial measures are provided as supplemental information and should not be relied upon as an alternative to GAAP. Reconciliations of these non-GAAP financial measures to GAAP measures are provided in the attached.

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01  Financial Statements and Exhibits.

Exhibit 99.1  Earnings release regarding the fiscal results for the third quarter ended September 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR Financial Holdings LLC
(Registrant)
Date: November 7, 2007		/s/ JEFFREY B. VAN HORN
	By:	Jeffrey B. Van Horn
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings release regarding the third quarter ended September 30, 2007.